Exhibit 99.1

Certain Certain matters matters set set forth forth herein herein (including (including the the exhibits exhibits hereto) hereto) constitute constitute forward-looking statements statements within within the the meaning meaning of of the the Private Private Securities Securities Litigation Litigation Reform Reform Act Act of of 1995, 1995, including including forward-looking statements statements relating relating to to the the Company's Company's current current business business plans plans and and expectations expectations regarding regarding future future operating operating results. results. These These forward-looking statements statements are are subject subject to to risks risks and and uncertainties uncertainties that that could could cause cause actual actual results, results, performance performance or or achievements achievements to to differ differ materially materially from from those those projected. projected. These These risks risks and and uncertainties uncertainties include, include, but but are are not not limited limited to, to, local, local, regional, regional, national national and and international international economic economic conditions conditions and and events events and and the the impact impact they they may may have have on on us us and and our our customers; customers; ability ability to to attract attract deposits deposits and and other other sources sources of of liquidity; liquidity; ability ability to to make make loans loans and and generate generate assets; assets;
oversupply oversupply of of inventory inventory and and continued continued deterioration deterioration in in values values of of real real estate estate in in California California and and other other states states where where our our bank bank makes makes loans, loans, both both residential residential and and commercial; commercial; a a prolonged prolonged slowdown slowdown in in business, business, manufacturing, manufacturing, retail retail or or construction construction activity; activity; changes changes in in the the financial financial performance performance and/or and/or condition condition of of our our borrowers; borrowers; changes changes in in the the level level of of non-performing assets and and
charge-offs;
; the effect of changes in laws and regulations (including laws and regulations regulations concerning concerning taxes, taxes, banking, banking, business business and and consumer consumer credit, credit, capital capital levels, levels, limits limits on on bank bank products products and and fees, fees, securities, securities, executive executive compensation compensation and and insurance) insurance) with with which which we we and and our our subsidiaries subsidiaries must must comply; comply;
changes changes in in estimates estimates of of future future reserve reserve requirements requirements based based upon upon the the periodic periodic review review thereof thereof under under relevant relevant regulatory regulatory and and accounting accounting requirements; requirements; inflation, inflation, interest interest rate, rate, securities securities market market and and monetary monetary fluctuations; fluctuations; the the availability availability and and effectiveness effectiveness of of hedging hedging instruments instruments and and strategies; strategies; political political instability; instability; acts acts of of war war or or terrorism, terrorism, or or natural natural disasters, disasters, such such as as earthquakes, earthquakes, or or the the effects effects of of pandemic pandemic flu; flu; the the timely timely development development and and acceptance acceptance of of new new banking banking products products and and services services and and perceived perceived overall overall value value of of these these products products and and services services by by users; users;
changes changes in in consumer consumer spending, spending, borrowing borrowing and and savings savings habits; habits; technological technological changes changes (including (including mobile mobile banking banking and and cloud cloud computing); computing); threats threats to to the the stability stability and and security security of of our our technology technology hardware hardware and and software, software, and and to to the the stability stability and and security security of of any any related related vendor vendor or or customer customer hardware hardware and and software; software; the the ability ability to to increase increase market market share share and and control control expenses; expenses; changes changes in in the the competitive competitive environment environment among among financial financial and and bank bank holding holding companies companies and and other other financial financial service service providers; providers; continued continued volatility volatility in in the the credit credit and and equity equity markets markets and and its its effects effects on on the the general general economy; economy; the the effect effect of of changes changes in in accounting accounting policies policies and and practices, practices, as as may may be be adopted adopted by by the the regulatory regulatory agencies, agencies, as as well well as as the the Public Public Company Company Accounting Accounting Oversight Oversight Board, Board, the the Financial Financial
Accounting Accounting Standards Standards Board Board and and other other accounting accounting standard standard setters; setters; changes changes in in our our organization, organization, management, management, compensation compensation and and benefit benefit plans; plans; the the costs costs and and effects effects of of legal legal and and regulatory regulatory developments developments including including the the resolution resolution of of legal legal proceedings proceedings or or regulatory regulatory or or other other governmental governmental inquiries inquiries and and the the results results of of regulatory regulatory examinations examinations or or reviews; reviews; our our success success at at managing managing the the risks risks involved involved in in the the foregoing foregoing items items and and other other factors factors set set forth forth in in the the Company's Company's public public reports reports including including its its Annual Annual Report on on Form 10-K for the year ended ended December December 31, 31,
2012, 2012, and and particularly particularly the the discussion discussion of of risk risk factors factors within within that that document. document. The The Company Company does does not not undertake, undertake, and and specifically specifically disclaims disclaims any any obligation to to update update any any forward-looking statements to to reflect occurrences or or unanticipated unanticipated events events or or circumstances circumstances after after the the date date of of such such statements statements except except as as required required by by law. law.

3
Total Assets:
Total Assets:
$6.4 Billion
$6.4 Billion
Gross Loans:
Gross Loans:
$3.5 Billion
$3.5 Billion
Total Deposits (Including Repos):
Total Deposits (Including Repos):
$5.2 Billion
$5.2 Billion
Total Equity:
Total Equity:
$763 Million
$763 Million
Source: Q4 2012 earnings release & company filings. *non-covered loans
Largest Largest financial financial institution institution headquartered headquartered in in the the Inland Inland Empire Empire region region of of
Southern California.  Founded in 1974. Southern California.  Founded in 1974.
Serves 41 cities with 40 business financial centers and 5 commercial banking centers and 3 trust office locations throughout the Inland Empire,
LA County, Orange County and the Central Valley of California
Average Cost of Deposits = 0.11% Average Cost of Deposits = 0.11%

4
Name Position
Banking
Experience
CVBF
Service
Christopher D. Myers President & CEO 28 Years 6 Years
Richard C. Thomas
Executive Vice President
Chief  Financial Officer
3 Years 2 Years
James F. Dowd
Executive Vice President
Chief  Credit Officer
36 Years 5 Years
David C. Harvey
Executive Vice President
Chief  Operations Officer
23 Years 3 Years
David A. Brager
Executive Vice President
Sales Division
25 Years 10 Years
R. Daniel Banis
Executive Vice President
CitizensTrust
31 Years 1 Year
Yamynn DeAngelis
Executive Vice President
Chief  Risk Officer
33 Years 25 Years
Richard Wohl
Executive Vice President
General Counsel
24 Years 1 Year

5
Name
Name
CVBF
CVBF
Experience
Experience
Age
Age
Ronald Kruse -
Ronald Kruse -
Chairman
Chairman
38 Years
38 Years
73
73
Linn Wiley –
Linn Wiley –
Vice Chairman
Vice Chairman
21 Years
21 Years
74
74
George Borba Jr.
George Borba Jr.
New
New
45
45
Steve Del Guercio
Steve Del Guercio
New
New
51
51
Robert Jacoby
Robert Jacoby
7 Years
7 Years
71
71
Ray O’Brien
Ray O’Brien
New
New
55
55
San Vaccaro
San Vaccaro
13 Years
13 Years
79
79
Chris Myers –
Chris Myers –
CEO
CEO
6 Years
6 Years
50
50

Who is…

7
Source: SNL Financial
Largest Banks Headquartered in California
Rank Name Asset Size (12/31/12)
1 Wells Fargo
$1,442,968
2 Union Bank
$96,992
3 Bank of the West
$63,343
4 First Republic Bank
$34,388
5 City National Bank
$28,618
6 OneWest Bank
$25,894
7 SVB Financial
$22,766
8 East West Bank
$22,536
9 Cathay Bank
$10,694
10 CapitalSource  Inc.
$8,549
11
11
CVB Financial Corp.
CVB Financial Corp.
$6,363
$6,363
12 Pacific Western Bank
$5,464
13 BBCN
$5,641
14 Farmers & Merchants of Long Beach
$4,989
15 Westamerica Bank
$4,952
In millions

•
143 Consecutive Quarters of Profitability
•
94 Consecutive Quarters of Cash Dividends
•
#6 Rated Bank: BankDirector Magazine
Bank Performance Scorecard (July 2012)
•
BauerFinancial Report
Five Star Rating (September 2012)
•
Fitch Rating
BBB (October 2012)

10 40 Business Financial Centers 5 Commercial Banking Centers 3 CitizensTrust Locations

(000’s)
# of Center
Locations
Total Deposits
(12/31/11)
Total Deposits
(12/31/12)
Los Angeles County
17 $1,872,623 $1,894,958
Inland Empire
(Riverside & San Bernardino Counties)
10
$1,592,445 $1,668,906
Central Valley
11
$821,994 $856,155
Orange County
7 $598,426 $582,616
Other
0
$228,430 $244,596
Total 45
$5,113,918 $5,247,231
*Includes Customer Repurchase Agreements; Balance as of balance sheet date

13 Source: Q4 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion.

12 Months 12/31/11 12 Months 12/31/12 % Change Service Charges on Deposit Accounts $15,767,976 $16,105,811 2.14% Service Charges/Total Deposits 0.31% 0.31% 14 *Includes Customer Repurchase Agreements

(000’s)
Non-Covered
Loans*
Covered
Loans*
Total Loans* %
Los Angeles County
$1,190,214 $16,572 $1,206,786 34.68%
Central Valley
$662,420 $191,419 $853,839 24.54%
Inland Empire
(Riverside & San Bernardino Counties)
$627,173 $1,058 $628,231 18.05%
Orange County
$461,001 $0 $461,001 13.25%
Other
$318,430 $11,510 $329,940 9.48%
Total
$3,259,238 $220,559 $3,479,797 100.00%
*Prior to MTM discount and loan loss reserve *Prior to MTM discount and loan loss reserve
(Includes loans Held for Sale) (Includes loans Held for Sale)

Total Non-Covered Loans

17
Source: Q4 2012 earnings release & company reports | *Non-covered loans
Total Loans by Type
Total Loans by Type
Commercial RE Commercial RE
Non-Owner Occupied
39.5% 39.5%
Consumer Consumer
1.5% 1.5%
SFR Mortgage  SFR Mortgage
4.9% 4.9%
Municipal Lease Finance Receivables  3.2% Municipal Lease Finance Receivables  3.2%
Auto & Equipment  0.4% Auto & Equipment  0.4%
Dairy, Livestock  & Agribusiness 10.3% Dairy, Livestock  & Agribusiness 10.3%
Commercial & Industrial Commercial & Industrial
16.8% 16.8%
Construction RE   1.8% Construction RE   1.8%
Commercial RE Commercial RE
Owner Occupied  21.6% Owner Occupied  21.6%

Net of Discount Net of Discount Includes Loans Held for Sale Includes Loans Held for Sale

19

21

CVBF’s strong loan underwriting culture has limited its exposure to problem credits
Continued profitability has allowed CVB to build its capital base and reserves for loan losses.
Texas Ratio
NPA’s/Loans & OREO
Source: Q4 2012 earnings release & other company filings, SNL Financial—
peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion.

$20.4 million FHLB prepayment charge

2008 2009 2010 2011
12 Months to
12/31/2012
Net Interest Income
$193,679 $222,264 $259,317 $234,681
$236,950
Provision for Credit
Losses
($26,600) ($80,500) ($61,200) ($7,068) $0
Other Operating
Income/Expenses (Net)
($81,331) ($52,515) ($111,378) ($106,809) ($122,257)
Income Taxes
($22,675) ($23,830) ($23,804) ($39,071) ($37,413)
Net Profit After Tax
$63,073 $65,419 $62,935 $81,733
$77,280
25
(000’s)

26 *Normalized excludes accelerated accretion on covered loans

28
*Includes $20.4 million FHLB prepayment charge
(000’s)
2009 2010 2011 2012
Salaries & Employee Benefits $62,985 $69,419 $69,993 $68,496
Promotion & Entertainment $6,528 $6,084 $4,977 $4,869
Supplies $2,989 $3,314 $2,558 $2,212
Software Licenses &
Maintenance
$2,320 $5,031 $3,669 $4,269
Professional Services $6,965 $13,308 $15,031 $6,249
OREO Expense $1,211 $7,490 $6,729 $2,146
Other $50,588 $63,846 $38,068 $49,919*
Total: $133,586 $168,492 $141,025 $138,160

Type of Debt Payoff Date Amount
Weighted Average
Interest Rate
FHLB Borrowings 8/28/2012 $250,000 3.39%
Subordinated Debentures
FCB Statutory Trust II 1/07/2012 $6,805 3-Month LIBOR + 3.25%
CVB Statutory Trust I 6/18/2012 $20,619 3-Month LIBOR + 2.85%
CVB Statutory Trust I 9/17/2012 $20,619 3-Month LIBOR + 2.85%
Total $298,043
30
(000
(000’s)
s)

31
(000
(000’s)
s)
Type of Debt Maturity
Balance at
12/31/2012
Interest Rate
FHLB Borrowings 11/28/2016 $198,934 4.52%
Subordinated Debentures
CVB Statutory Trust II** $20,619 3-Month LIBOR + 2.85%
CVB Statutory Trust II $20,619 3-Month LIBOR + 2.85%
CVB Statutory Trust III $25,774 3-Month LIBOR + 1.38%
Total $265,946
*Does not include $26 million in overnight borrowings from FHLB
**This portion of CVB Statutory Trust II was repaid on January 7 2013 th

Regulatory
Minimum Ratio
Regulatory
Well-Capitalized Ratio
December 31, 2012*
Tier 1 Risk-based Capital Ratio 4.0% 6.0% 18.23%
Total Risk-based Capital Ratio 8.0% 10.0% 19.49%
Tier 1 Leverage Ratio 4.0% 5.0% 11.50%
Tangible Capital Ratio 4.0% 5.0% 11.17%
Core Tier 1 Capital Ratio 16.60%
33
* CVB Financial Corp. - Consolidated

34
Source: Q3 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion
Peer Capital Metrics
Peer Capital Metrics
Tier 1 Capital Ratio
Total Risk – Based Capital Ratio
Tangible Common Equity/Tangible Assets

Source: Q4 2012 earnings release. As of  12/31/2012 securities held-to-maturity were valued at approximately $2.1million | Yield on securities represents the fully
taxable equivalent
*Securities Available For Sale
Securities portfolio totaled $2.45 billion at 12/31/2012.  The portfolio represents 38.5% of the Bank’s total assets
Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the implied guarantee of the U.S. government. 99% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 4% of the municipal bond portfolio
Yield on securities Yield on securities
portfolio = 2.49% portfolio = 2.49%
for the 4th Quarter 2012 for the 4th Quarter 2012

38
*Includes overnight funds held at the Federal Reserve, Interest earning - due from
Correspondent Banks, other short-term money market accounts or certificates of deposit
Loans Loans
Securities Securities
Fed Balance* Fed Balance*
Other Other
Goodwill & Intangibles Goodwill & Intangibles
12/31/12
$6.4 Billion
12/31/06
$6.1 Billion
Securities Securities
Fed Balance* Fed Balance*
Goodwill & Intangibles Goodwill & Intangibles
Other Other
Loans Loans
0.2% 0.2%

12/31/06
12/31/06
$5.7 Billion
$5.7 Billion
12/31/12
12/31/12
$5.6 Billion
$5.6 Billion
TOTAL DEPOSITS* TOTAL DEPOSITS*
Jr. Subordinated Jr. Subordinated
Debentures Debentures
Other Liabilities Other Liabilities
BORROWINGS BORROWINGS
Jr. Subordinated Jr. Subordinated
Debentures Debentures
BORROWINGS BORROWINGS
TOTAL DEPOSITS* TOTAL DEPOSITS*
Other Liabilities Other Liabilities
*Includes Customer Repurchase Agreements *Includes Customer Repurchase Agreements

Citizens Business Bank will strive to become
the dominant financial services company
operating throughout the state of
California, servicing the comprehensive
financial needs of successful small to
medium sized businesses and their owners.
41

The best privately-held and/or family-
owned businesses throughout California
— Annual revenues of $1-200 million
— Top 25% in their respective industry
— Full relationship banking
— Build 20-year relationships
42

43 Acquisitions --Banks-- - --Trust--

•
Target size: $200 million to $2 billion in assets
•
Financial & Strategic
•
In-market and/or adjacent geographic market
(California only)
Acquisition Strategy
--Banks--
--Trust/Investment--
•
Target size: AUM of $200 million to $1 billion
•
In California
--Banking Teams--
•
In- market &
‘new’
markets

• Loan Growth • Expand Credit Product Offerings & Capabilities • Build Core Deposits • Drive Service Charge & Fee Income Growth • Manage Operating Efficiency • Grow Through Acquisition

•
Strong Capital position
•
Strong, disciplined credit underwriting/credit culture
•
Build low-cost, sustainable deposits
•
Multiple forms of growth (don’t depend on one)
•
Same Store Sales
•
DeNovo
•
Acquisitions
•
Cross-sell: capture the whole wallet
•
Drive expense efficiency
•
Long-term outlook
46